Exhibit 10.2

Execution Version

TRUST AGREEMENT

Dated as of July 31, 2020

among

DARAG BERMUDA LTD.

DARAG INSURANCE GUERNSEY LTD.

as Grantors,

AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS
HALLMARK SPECIALTY INSURANCE COMPANY
HALLMARK INSURANCE COMPANY
HALLMARK NATIONAL INSURANCE COMPANY

as Beneficiaries

and

THE BANK OF NEW YORK MELLON,

as Trustee

TABLE OF CONTENTS

PAGE

1.	Representations and Warranties	1
2.	Deposit of Assets to the Trust Accounts	2
3.	Withdrawal of Assets from the Trust Accounts	3
4.	Application of Assets	3
5.	Redemption, Investment and Substitution of Assets	4
6.	The Income Account	5
7.	Corporate Actions	5
8.	Additional Rights and Duties of the Trustee	6
9.	The Trustee's Compensation, Expenses, etc.	11
10.	Resignation or Removal of the Trustee	11
11.	Termination of the Trust Accounts	12
12.	Definitions	13
13.	Governing Law; Etc.	13
14.	Successors and Assigns	14
15.	Severability	14
16.	Entire Agreement	14
17.	Amendments	14
18.	Notices, etc.	14
19.	Headings	15
20.	Counterparts	15
21.	USA Patriot Act	16
22.	Required Disclosure	16
23.	Representations	16
24.	Successors and Assigns of Trustee	16
25.	Shareholders Communications Act, Etc.	16
26.	Information Sharing	17
27.	Agency Agreement	18
28.	Specific Performance	18
29.	Arbitration; Waiver of Trial by Jury	19

EXHIBIT A List of Assets Deposited to the Trust Account

EXHIBIT B Form of Withdrawal Notice

EXHIBIT C Form of Incumbency and Specimen signature

EXHIBIT D Investment Guidelines

SCHEDULE I List of Trust Accounts

TRUST AGREEMENT

This TRUST AGREEMENT, dated as of July 31, 2020 (this “Agreement”), is entered into by and among (i) DARAG Bermuda Ltd. (“DARAG Bermuda”) and DARAG Insurance Guernsey Ltd. (“DARAG Guernsey”) (collectively, the “Grantors”), (ii) American Hallmark Insurance Company of Texas, Hallmark Specialty Insurance Company, Hallmark Insurance Company and Hallmark National Insurance Company (collectively, the “Beneficiaries” and each individually, a “Beneficiary”), and (iii) The Bank of New York Mellon, a New York banking corporation (the “Trustee”) (the Grantors, the Beneficiaries and the Trustee are hereinafter each sometimes referred to individually as a “Party” and collectively as the “Parties”).

WITNESSETH:

WHEREAS, the Beneficiaries have entered into that certain Loss Portfolio Transfer Reinsurance Contract with the Grantors, dated as of July 16, 2020 (the “Reinsurance Agreement”);

WHEREAS, the Beneficiaries desire the Grantors to secure payments of all amounts at any time and from time to time owing by the Grantors to the Beneficiaries under or in connection with the Reinsurance Agreement;

WHEREAS, the Grantors desire to transfer or cause to be transferred to the Trustee, to be held in separate trust accounts as agreed by the Parties and identified on SCHEDULE I attached hereto (each such account, a “Trust Account” and collectively, the “Trust Accounts”), such assets as it may desire subject to this Agreement in order to secure payments under or in connection with the Reinsurance Agreement;

WHEREAS, the Trustee has agreed to act as Trustee hereunder, and to hold such assets in trust in Trust Accounts that have been segregated on its books and records for the sole use and benefit of each Beneficiary; and

WHEREAS, this Agreement is made for the sole use and benefit of each Beneficiary and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Accounts;

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Representations and Warranties.

The Grantors and the Beneficiaries each hereby represents and warrants with respect to itself, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each day this Agreement remains in effect, that:

(a)	It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder; and

(b)	This Agreement has been duly authorized, executed and delivered by it, constitutes a valid and legally binding obligation of it, enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on it prohibits its execution or performance of this Agreement.

2.	Deposit of Assets to the Trust Accounts.

(a)	DARAG Bermuda, for itself and on behalf of DARAG Guernsey, shall establish the Trust Accounts and the Trustee shall administer each Trust Account in its name as Trustee for the benefit of the applicable Beneficiary. Each Trust Account shall be subject to withdrawal by the applicable Beneficiary solely as provided herein.

(b)	The Grantors shall transfer or cause to be transferred to the Trustee, for deposit to the Trust Accounts, the assets listed in EXHIBIT A hereto, and may transfer to the Trustee, for deposit to the Trust Accounts, such other assets as it may from time to time desire (all such assets, together with the proceeds thereof, all investments of such assets and proceeds in other assets, and all substitutions of such assets and proceeds for other assets, are herein referred to individually as an “Asset” and collectively as the “Assets”). The Assets shall consist only of cash (United States legal tender) and Eligible Securities (as hereinafter defined). The Trustee shall deposit such Assets into each Trust Account in accordance with the instructions provided by the Grantors in writing at the time that such Assets are delivered to the Trustee. Except as provided in Section 5(c), the Trustee shall ensure that Assets in each of the Trust Accounts for the benefit of the applicable Beneficiary will be kept separate from Assets in the other Trust Accounts and will not be commingled.

(c)	The Grantors hereby represent and warrant that all Assets transferred by the Grantors to the Trustee for deposit to the Trust Accounts and all Assets invested and substituted at the direction of the Grantors hereunder will (i) be in such form that the applicable Beneficiary whenever necessary may, and the Trustee upon direction by the applicable Beneficiary will, negotiate any such Assets without consent or signature from any Grantor or any other person other than the Trustee in accordance with the terms of this Agreement and (ii) consist only of cash and Eligible Securities. Prior to depositing the Assets in the Trust Accounts, the Grantors shall execute or cause to be executed assignments and endorsements in blank, or otherwise transfer all of their right, title and interest in such Assets, and from time to time thereafter as required, execute and deliver and keep current, all such instruments or other documents and take all such further actions as the Trustee may reasonably request in order that the applicable Beneficiary, or the Trustee upon direction by the applicable Beneficiary, may negotiate such Assets without consent or signature from any Grantor or any other person other than the Trustee in accordance with the terms of this Agreement.

(d)	The Trustee shall receive and hold the Assets in the Trust Accounts, separate and distinct from all other assets on the books and records of the Trustee, and shall be continuously kept in a safe place at the Trustee’s office(s) in the United States, or otherwise in accordance with Section 8(d), below.

3.	Withdrawal of Assets from the Trust Accounts.

(a)	Subject to Section 4(a), without notice to or the consent of the Grantors, each Beneficiary shall have the right, at any time and from time to time, to withdraw from the applicable Trust Account, upon written notice to the Trustee in substantially the form of EXHIBIT B hereto (a “Withdrawal Notice”), such Assets as are specified in such Withdrawal Notice. The Withdrawal Notice may designate a third party (the “Designee”) to whom Assets specified therein shall be delivered. No Beneficiary needs present any statement or document in addition to a Withdrawal Notice in order to withdraw any Assets.

(b)	Upon receipt of a Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in the Assets specified in such Withdrawal Notice, and shall deliver physical custody of such Assets, as applicable, to or for the account of the applicable Beneficiary or such Designee as specified in such Withdrawal Notice.

(c)	Subject to paragraph (a) of this Section 3 and to Section 5 of this Agreement, in the absence of a Withdrawal Notice, the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Accounts.

(d)	Each of the Grantors and Beneficiaries shall, on the date of this Agreement, deliver to the other Parties a certificate in the form of EXHIBIT C hereto as to the incumbency and specimen signature of at least two (2) officers or other representatives of such Party authorized to act for and give and receive notices, requests and instructions on behalf of such Party in connection with this Agreement (each such officer or other representative, an “Authorized Person”). From time to time, the Grantors and the Beneficiaries may, by delivering to the other Parties a revised certificate in the form of EXHIBIT C, change the information previously given, but each of the Parties shall be entitled to rely conclusively on the then-current exhibit until receipt of a superseding exhibit.

4.	Application of Assets.

(a)	Each Beneficiary hereby covenants to the Grantors that it shall use and apply any withdrawn Assets, without diminution because of the insolvency of such Beneficiary or the Grantors, for the following purposes only:

(i)	to fund the Loss Escrow Account(s) (as defined in the Reinsurance Agreement);

(ii)	to pay for the Grantors’ share of Ultimate Net Loss (as defined in the Reinsurance Agreement) not otherwise paid by the Grantors when due;

(iii)	to pay the Grantors any amounts held in the Trust Accounts that exceed the Minimum Funding Requirement (as defined in the Reinsurance Agreement);

(iv)	where the Beneficiaries have received a Termination Notice (as hereinafter defined) pursuant to Section 11 of this Agreement and where the Grantors’ obligations under the Reinsurance Agreement remain unliquidated and undischarged ten (10) calendar days prior to the Termination Date (as hereinafter defined), to withdraw amounts equal to such obligations and deposit such amounts in separate accounts, apart from their other assets, in the name of the Beneficiaries, in any bank or trust company organized in the United States, in trust for the uses and purposes specified in subparagraphs (ii) or (v) of this paragraph (a). For purposes of this subparagraph (iv), the phrase “the Trust Accounts” in subparagraph (v) of this paragraph (a) shall be deemed to read “the separate accounts” established pursuant to this subparagraph (iv);

(v)	to pay any other amounts due and payable (X) to the Beneficiaries or (Y) by the Grantors or otherwise permitted to be withdrawn from any Trust Account under the Reinsurance Agreement; and

(vi)	to transfer Assets held in a Trust Account to another Trust Account.

(b)	The Trustee shall have no responsibility whatsoever to determine that any Assets withdrawn from the Trust Accounts pursuant to Section 3 of this Agreement will be used and applied in the manner contemplated by paragraph (a) of this Section 4.

5.	Redemption, Investment and Substitution of Assets.

(a)	The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption and deposit the principal amount of the proceeds of any such payment to the applicable Trust Account(s).

(b)	From time to time, at the written order and direction of the Grantors or their designated investment advisor, the Trustee shall invest Assets in the Trust Accounts in Eligible Securities. For the purpose of settling such a purchase of Eligible Securities, the Grantors shall provide the Trustee with sufficient immediately available funds by such time and date as is required to settle such Eligible Securities in US dollars to be used to settle such transaction.

(c)	From time to time, subject to the prior written approval of the applicable Beneficiary, the Grantors may direct the Trustee to substitute Assets held in a Trust Account with cash or Eligible Securities of comparable value, or transfer cash or Eligible Securities of comparable value from a Trust Account to another Trust Account established under this Agreement. The Trustee shall have no responsibility whatsoever to determine the value of such investments or substituted securities or that such investments or substituted securities constitute Eligible Securities.

(d)	All investments and substitutions of securities referred to in Sections 5(b) and 5(c) above shall be in compliance with applicable laws. Any instruction or order concerning such investments or substitutions of securities shall be referred to herein as an “Investment Order”. The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for any act or omission, or for the solvency, of any such agent or broker.

(e)	Following written notice by a Beneficiary to any officer of the Trustee with direct responsibility for the administration of this Agreement (each, a “Responsible Officer”), with a copy of such notice to the Grantors, of the failure of any Assets in any applicable Trust Account to consist only of Eligible Securities, then the Trustee shall liquidate such nonconforming Assets as promptly as practicable and the proceeds will be invested in alternative Eligible Securities and/or be held in cash, in either case, in accordance with and in reliance upon the joint written instructions received by the Trustee from both the applicable Grantor and the applicable Beneficiary with respect to both the liquidation of Assets and investment or holding of cash described in this Section 5(e).

(f)	When the Trustee is directed to deliver or receive Assets against payment, settlement will be made in accordance with generally accepted market practice.

(g)	Any loss incurred from any investment pursuant to the terms of this Section 5 shall be borne exclusively by the applicable Trust Account and/or the Grantors.

6.	The Income Account.

All payments of interest, dividends and other income in respect to Assets in each Trust Account shall be posted and credited by the Trustee, subject to deduction of the Trustee's compensation and expenses as provided in Section 9 of this Agreement, to the separate income ledger (the “Income Account”) of the applicable Trust Account established and maintained by the Grantors at an office of the Trustee in New York City. Any interest, dividend or other income automatically posted and credited on the payment date to the Income Account which is not subsequently received by the Trustee shall be reimbursed by the Grantors to the Trustee and the Trustee may debit the Income Account for this purpose. The interest, dividends and other income shall be paid to the Grantors or credited to an account of the Grantors in accordance with written instructions provided from time to time by the Grantors to the Trustee.

7.	Corporate Actions.

Whenever there are voluntary rights that may be exercised or alternate courses of action that may be taken by reason of the Grantors’ ownership of Eligible Securities, the Grantors or their designee shall be responsible for making any decisions relating thereto and for directing the Trustee to act. The Trustee shall notify the Grantors or their designee of rights or discretionary actions with respect to Eligible Securities as promptly as practicable under the circumstances, provided that the Trustee has actually received notice of such right or discretionary corporate action from the relevant depository, etc. Absent actual receipt of such notice, the Trustee shall have no liability for failing to so notify the Grantors or their designee. Absent the Trustee’s timely receipt of instructions, the Trustee shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Eligible Securities.

8.	Additional Rights and Duties of the Trustee.

(a)	The Trustee shall notify the applicable Grantor and the applicable Beneficiary in writing within five days following each deposit to, or withdrawal from, any Trust Account. The Trustee shall provide the Grantors and the Beneficiaries with access to the Trustee’s automated data system affording on-line access to Trust Account information, subject to the Trustee’s requirements for creating accounts on such system. The usage of such system will be deemed to fulfil the Trustee’s notice obligations in this Section 8(a) and Section 8(f), below. Each of the Grantors and the Beneficiaries acknowledges that there are other risks inherent in communicating through the Internet such as the possibility of virus contamination and disruptions in service, and each agrees that the Trustee shall not be responsible for any loss, damage or expense suffered or incurred by any Grantor or any Beneficiary or any person claiming by or through any Grantor or any Beneficiary as a result of the use of such methods, except to the extent that such loss, damage or expense is the direct result of the Trustee’s negligence, willful misconduct or lack of good faith.

(b)	Before accepting any Asset for deposit to the any Trust Account, the Trustee shall determine that such Asset is in such form that the applicable Beneficiary whenever necessary may, or the Trustee upon direction by such Beneficiary will, negotiate such Asset without consent or signature from any Grantor or any person or entity other than the Trustee in accordance with the terms of this Agreement.

(c)	The Trustee shall have no responsibility whatsoever to determine whether any Assets are or continue to be Eligible Securities.

(d)	The Trustee may deposit any Assets in a Trust Account in a book-entry account maintained at the Federal Reserve Bank of New York or in depositories such as The Depository Trust Company. The Trustee shall have no liability whatsoever for the action or inaction of any depository or for any losses resulting from the maintenance of Eligible Securities with a depository. Assets may be held in the name of a nominee maintained by the Trustee or by any such depository.

(e)	The Trustee shall accept and open all mail directed to any Grantor or any Beneficiary in care of the Trustee.

(f)	The Trustee shall furnish to the Grantors and the Beneficiaries a statement of all Assets, and the Market Value thereof, in the Trust Accounts at the end of each calendar month.

(g)	Upon the written request of the applicable Grantor or the applicable Beneficiary, the Trustee shall promptly permit the applicable Grantor or the applicable Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee's normal business hours, any books, documents, papers and records relating to the any Trust Account or the Assets therein.

(h)	(1) Unless otherwise provided in this Agreement, the Trustee is authorized to follow and rely upon all instructions given by Authorized Persons of the Grantors, any relevant investment manager of the Grantors, and any Beneficiary, respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantors or any Beneficiary, including, without limitation, instructions given by letter, facsimile transmission, telegram, teletype, cablegram or electronic media, if the Trustee believes in good faith such instructions to be genuine and to have been signed, sent or presented by the proper party or parties. With respect to any actions to be taken by either Grantor or the Grantors jointly, the Trustee shall be entitled to rely upon instructions, directions or acknowledgements made by DARAG Bermuda as if it is the sole Grantor hereunder, and each Grantor and each Beneficiary agrees that any instruction, direction or acknowledgement required or permitted to be made by DARAG Guernsey hereunder may be made or given by DARAG Bermuda with the same force and effect as if it had been made or given by DARAG Guernsey. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith and without negligence or willful misconduct on such instructions. The Trustee shall not incur any liability in executing instructions (i) from any attorney-in-fact prior to receipt by it of notice of the revocation of the written authority of the attorney-in-fact or (ii) from any officer or other representative of the Grantors or any Beneficiary named in an incumbency certificate delivered hereunder prior to receipt by the Trustee of a more current certificate. Each of the Grantors and the Beneficiaries acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting instructions to the Trustee, and that there may be more secure methods of transmitting instructions than the method selected by the sender. Each of the Grantors and the Beneficiaries agrees that the security procedures, if any, to be followed in connection with a transmission of instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

(2) Each of the Grantors and the Beneficiaries hereby authorizes the Trustee to rely upon and comply with instructions and directions, including funds transfer instructions, sent by S.W.I.F.T, e-mail, facsimile and other similar secure electronic transmissions containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder (“Electronic Methods”) by persons believed by the Trustee in good faith to be authorized to give instructions and directions on behalf of the Grantors and/or the Beneficiaries. Except as set forth below with respect to funds transfers, the Trustee shall have no duty or obligation to verify or confirm that the person who sent such instructions or directions is, in fact, a person authorized to give instructions or directions on behalf of the Grantors and/or the Beneficiaries (other than to verify that the signature on a facsimile is the signature of a person authorized to give instructions and directions on behalf of such Party), and the Trustee shall have no liability for any losses, liabilities, costs or expenses incurred or sustained by the Grantors and/or the Beneficiaries as a result of such reliance in good faith upon or compliance with such instructions or directions. Each of the Grantors and the Beneficiaries agrees to assume all risks arising out of the use of Electronic Methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

(3) With respect to any “funds transfer,” as defined in Article 4-A of the Uniform Commercial Code, the following security procedure will apply: a payment instruction of a Grantor or any Beneficiary, as the case may be, is to include the name and (in the case of a facsimile) signature of the person initiating the funds transfer request. If the name is listed as an Authorized Person on the relevant account, the Trustee will confirm the instructions by telephone call to any person listed as an Authorized Person on the account, who may be the same person who initiated the instruction. When calling back, the Trustee will request from the staff member of the applicable Grantor or the applicable Beneficiary, as the case may be, his or her name. If the name is listed in the Trustee’s records as an Authorized Person, the Trustee will confirm the instructions with respect to amount, names and numbers of accounts to be charged or credited and other relevant reference information. Where the Agreement contemplates joint payment instructions from a Grantor and any Beneficiary, the Trustee shall call back both the applicable Grantor and any such Beneficiary. Each of the Grantors and Beneficiaries acknowledges that the Trustee has offered such Grantor and Beneficiary other security procedures that are more secure and are commercially reasonable for such Grantor and Beneficiary, and that such Grantor and Beneficiary has nonetheless chosen the procedure described in this paragraph. Each of the Grantors and the Beneficiaries agrees to be bound by any payment order issued in its name, whether or not authorized, that is accepted by the Trustee in accordance with the above procedures. When instructed to credit or pay a party by both name and a unique numeric or alpha-numeric identifier (e.g. ABA number or account number), the Trustee, and any other bank participating in the funds transfer, may rely solely on the unique identifier, even if it identifies a party different than the party named. This applies to beneficiaries as well as any intermediary bank. Each of the Grantors and Beneficiaries agrees to be bound by the rules of any funds transfer network used in connection with any payment order accepted by the Trustee hereunder. The Trustee shall not be obliged to make any payment or otherwise to act on any instruction notified to it under this Agreement if it is unable to validate the authenticity of the request by telephoning an Authorized Person who has not executed the relevant request or instruction of the applicable Grantor or the relevant Beneficiary, as the case may be. The Trustee will make any payment or otherwise act on any instruction provided by an Authorized Person of the applicable Grantor or the relevant Beneficiary, as the case may be, within three (3) Business Days after the Trustee’s verification of such instructions as set forth above. A “Business Day” shall mean any day (other than a Saturday or Sunday) on which banks are open for business in New York, New York and Hamilton, Bermuda.

Notwithstanding any revocation, cancellation or amendment of this authorization, any action taken by the Trustee pursuant to this authorization prior to the Trustee’s actual receipt and acknowledgement of a notice of revocation, cancellation or amendment shall not be affected by such notice.

(i)	The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall not be liable except for its own negligence, willful misconduct or lack of good faith.

(j)	No provision of this Agreement shall require the Trustee to take any action which, in the Trustee's reasonable judgment, would result in any violation of this Agreement or any provision of law. The Trustee may, with respect to questions of law (including, for the avoidance of doubt, questions regarding interpretation of its legal rights and obligations hereunder), obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith and without negligence or willful misconduct in conformity with such advice.

(k)	Notwithstanding anything in this Agreement to the contrary, in no event shall the Trustee be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

(l)	The Trustee shall not be responsible for the existence, genuineness or value of any of the Assets or for the validity, perfection, priority or enforceability of the liens in any of the Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Trustee, for the validity of title to the Assets, for insuring the Assets or for the payment of taxes, charges, assessments or liens upon the Assets.

(m)	The Trustee shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the reasonable control of the Trustee, including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war or terrorism, accidents, labor disputes, loss or malfunction of utilities or computer software or hardware, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility.

(n)	The Trustee shall have no responsibility or liability for, and the Grantors are solely responsible and liable for the payment of and obtaining reclaims, refunds and credits, where applicable, of all taxes assessments, duties, and other governmental charges (including any interest or penalties with respect thereto) with respect to the Assets or the Trust Accounts. With respect to the payment of taxes, in the event the Trustee is required under applicable law to pay any tax, duty or other governmental charge or any interest or penalty with respect thereto in connection with its services hereunder, the Trustee is hereby authorized to debit the relevant Income Account in the amount thereof and to pay such amount to the appropriate taxing authority. With respect to tax reclaims, refunds and credits that may be available, the Trustee will submit such forms as are necessary to the appropriate tax or other governmental authorities and take such action as is reasonable to obtain such benefits and, where such forms must be completed by the Grantors, will provide the Grantors with the appropriate forms and otherwise assist the Grantors to obtain such tax benefits.

(o)	The Trustee shall not be required to risk or expend its own funds in performing its obligations under this Agreement.

(p)	To the extent that the Trustee has agreed to provide pricing or other information services in connection with this Agreement, the Trustee is authorized to utilize any vendor (including brokers and dealers of securities) reasonably believed by the Trustee to be reliable to provide such information (each such vendor, a “Valuation Firm”). Such Valuation Firm may be an Affiliate of the Trustee. Each of the Grantors and the Beneficiaries understands that certain pricing information with respect to complex financial instruments may be based on calculated amounts rather than actual market transactions and may not reflect actual market values, and that the variance between such calculated amounts and actual market values may or may not be material. Where a Valuation Firm does not provide information for particular securities, the applicable Beneficiary agrees that the Grantors, with a copy to such Beneficiary, may advise the Trustee in writing regarding the fair market value of, or provide other information with respect to, such securities as determined by it in good faith. If a Beneficiary shall dispute the Market Value of any Asset, and the applicable Grantor and such Beneficiary are unable to resolve such dispute within fourteen (14) calendar days, the value of such Asset shall be determined by an independent appraisal firm which is mutually acceptable to the applicable Grantor and such Beneficiary, and the applicable Grantor and such Beneficiary shall be bound by such valuation. All fees, costs and expenses relating to the foregoing work by any such appraisal firm shall be shared equally by such Beneficiary and such Grantor. The Trustee shall not be a party to any dispute between a Grantor and any Beneficiary relating to the valuation of Assets. It is understood and agreed that nothing contained herein shall be construed to require the Trustee to make any changes or adjustments to its systems or pricing methodology as the result of any such Market Value dispute and the Trustee many continue to report the Market Value generated by the Trustee’s systems and pricing methodology. The Trustee shall not be liable for any loss, damage or expense incurred as a result of errors or omissions contained in any pricing or other information provided to the Trustee by a Valuation Firm hereunder.

9.	The Trustee's Compensation, Expenses, etc.

(a)	The Grantors shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at rates determined by the Trustee from time to time and communicated in writing to the Grantors. The Grantors shall pay or reimburse the Trustee for all of the Trustee's expenses and disbursements in connection with its duties under this Agreement (including reasonable attorney's fees and expenses), except any such expense or disbursement as may arise from the Trustee's negligence, willful misconduct, or lack of good faith. The Trustee shall be entitled to deduct its compensation and expenses from payments of dividends, interest and other income in respect of the Assets held in the Trust Accounts and deposited into the Income Account as provided in Section 6 of this Agreement. Invasion of the trust corpus is expressly prohibited for the purposes of paying compensation to or reimbursing the expenses of the Trustee. The Grantors, jointly and severally, hereby indemnify the Trustee for, and holds it harmless against, any loss, liability, costs or expenses (including reasonable attorney's fees and expenses) (“Losses”) incurred or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, including but not limited to any Losses incurred by the Trustee in connection with its successful defense, in whole or in part, of any claim of negligence or willful misconduct on its part or Losses arising out of or in connection with the status of the Trustee and its nominee as the holder of record of the Assets. The Beneficiaries, jointly and severally, hereby indemnify the Trustee for, and hold it harmless against, any Losses incurred or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, arising out of or in connection with the Trustee’s reliance upon any instruction or direction given to the Trustee by the applicable Beneficiary hereunder. Each of the Grantors and Beneficiaries hereby acknowledges that the foregoing indemnities and Grantors payment and reimbursement obligations shall survive the resignation or discharge of the Trustee or the termination of this Agreement and hereby grants the Trustee a lien, right of set-off and security interest in the funds in the Income Account for the payment of any claim for compensation, reimbursement or indemnity hereunder.

(b)	No Assets shall be withdrawn from the Trust Accounts or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee.

10.	Resignation or Removal of the Trustee.

(a)	The Trustee may resign at any time by giving not less than 90 days' written notice thereof to the Beneficiaries and to the Grantors. The Trustee may be removed by the Grantors' or the Beneficiaries' delivery of not less than 90 days' written notice of removal to the Trustee and (in the case of a removal by the Grantors) the Beneficiaries or (in the case of a removal by the Beneficiaries) the Grantors. Such resignation or removal shall become effective on the acceptance of appointment by a successor trustee and the transfer to such successor trustee of all Assets in the Trust Accounts in accordance with paragraph (b) of this Section 10.

(b)	Upon receipt by the proper Parties of the Trustee's notice of resignation or the Grantors' notice of removal, the Grantors and the Beneficiaries shall appoint a successor trustee. Any successor trustee shall be a bank that is a member of the Federal Reserve System or chartered in the State of New York and shall not be a Parent, a Subsidiary or an Affiliate of the Grantors or the Beneficiaries. Upon the acceptance of the appointment as Trustee hereunder by a successor trustee and the transfer to such successor trustee of all Assets in the Trust Accounts, the resignation or removal of the Trustee shall become effective. Thereupon, such successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Agreement, but the resigning or removed Trustee shall continue after such resignation or removal to be entitled to the benefits of the indemnity provided herein for the Trustee.

11.	Termination of the Trust Accounts.

(a)	The Trust Accounts and this Agreement, except for the indemnities provided herein, may be terminated only after (i) the Grantors and the Beneficiaries have given the Trustee joint written notice of their intention to terminate the Trust Accounts (the “Notice of Intention”), and (ii) the Trustee has given the Grantors and the Beneficiaries the written notice specified in paragraph (b) of this Section 11. The Notice of Intention shall specify the date on which the notifying Party intends the Trust Accounts to terminate (the “Proposed Date”).

(b)	Within three days following receipt by the Trustee of the Notice of Intention, the Trustee shall give written notification (the “Termination Notice”) to the Beneficiaries and the Grantors of the date (the “Termination Date”) on which the Trust Accounts shall terminate. The Termination Date shall be (i) the Proposed Date if the Proposed Date is at least 30 days but no more than 45 days subsequent to the date the Termination Notice is given; (ii) 30 days subsequent to the date the Termination Notice is given, if the Proposed Date is fewer than 30 days subsequent to the date the Termination Notice is given; or (iii) 45 days subsequent to the date the Termination Notice is given, if the Proposed Date is more than 45 days subsequent to the date the Termination Notice is given.

(c)	On the Termination Date, upon receipt of written approval of the Beneficiaries, the Trustee shall transfer to the Grantors any Assets remaining in the Trust Accounts, at which time all liability of the Trustee with respect to such Assets shall cease.

12.	Definitions.

Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Agreement):

The term “Affiliate” with respect to any corporation shall mean a corporation which directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such corporation.

The term “Beneficiary” shall include any successor of the applicable Beneficiary by operation of law including, without limitation, any liquidator, rehabilitator, receiver or conservator.

The term “control” (including the related terms “controlled by” and “under common control with”) shall mean the ownership, directly or indirectly, of more than 10% of the voting stock of a corporation.

The term “Eligible Securities” shall mean securities issued in the United States (i) that comply with the Investment Guidelines and (ii) represent investments of the types specified in subsections (1), (2), (3), (8) and (10) of Section 1404(a) of the New York Insurance Law; provided, however, that no such securities shall have been issued by a Parent, a Subsidiary or an Affiliate of the Grantors or the Beneficiaries.

The term “Investment Guidelines” shall mean the guidelines set out in EXHIBIT D to this Agreement.

The term “Market Value” means, with respect to any Asset, the fair market value of such Asset, determined in accordance with Section 8(p).

The term “person” shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

The term “Parent” shall mean an institution that, directly or indirectly, controls another institution.

The term “Subsidiary” shall mean an institution controlled, directly or indirectly, by another institution.

13.	Governing Law; Etc.

This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. Each Party hereby waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement. Each Party consents to the jurisdiction of any state or federal court situated in New York City, New York in connection with any dispute arising hereunder. Each Party hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The establishment and maintenance of the Trust Accounts, and all interests, duties and obligations with respect thereto, shall be governed by the laws of the State of New York.

Each of the Parties hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York or elsewhere as the Trustee may select.

14.	Successors and Assigns.

This Agreement shall extend to and shall be binding upon the Parties and their respective successors and assignees; provided, that no Party may assign this Agreement or any of its rights or obligations hereunder without the consent of the other Parties, except as expressly permitted by Section 10 of this Agreement. Notwithstanding the foregoing, this Agreement shall inure to the benefit of, and bind those who, by operation of law, become successors to any of the Parties, including, without limitation, any liquidator, rehabilitator, receiver or conservator and any successor merged or consolidated entity, and provided that, in the case of the Trustee, the successor trustee is eligible to be the trustee under the terms hereof, and in the case of the Grantors and Beneficiaries, the Parties have provided the Trustee with prior written notice of such assignment and subject to the Trustee’s satisfactory completion of CIP on such successor.

15.	Severability.

In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

16.	Entire Agreement.

This Agreement constitutes the entire agreement among the Parties, and there are no understandings or agreements, conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement.

17.	Amendments.

This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if such modification, amendment or waiver is in writing and signed by the Parties.

18.	Notices, etc.

Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a)(i) when delivered personally, (ii) when made or given by prepaid telex, telegraph, telecopier, facsimile or electronic transmission, or (iii) in the case of mail delivery, upon the expiration of three days after any such notice, direction, request, demand, acknowledgment or other communication shall have been deposited in the United States mail for transmission by first class mail, postage prepaid, or upon receipt thereof, whichever shall first occur and (b) when addressed as follows:

If to the Grantors:

Darag Bermuda, Ltd.

Attention: General Counsel

The Maxwell Roberts Building, 5th Fl

One Church Street

Hamilton HM11

Bermuda

Phone: 1-441-542-3905

Email: Daniel.Linden@sobcdarag.com

If to any Beneficiaries:

American Hallmark Insurance Company of Texas

5420 Lyndon B. Johnson Freeway, Suite 1100

Dallas, TX 75240-2345

USA

Attention: Christopher J. Kenney

Phone: 1-817-348-1890

Email: ckenney@hallmarkgrp.com

If to the Trustee:

The Bank of New York Mellon

240 Greenwich Street

Mailstop: 101-0700

New York, New York 10286

Attention: Insurance Trust Group

Facsimile: (732) 667-9536

Email: angelita.pena@bnymellon.com

Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties. All notices, directions, requests, demands, acknowledgments and other communications relating to the a Beneficiary's approval of the Grantors' authorization to substitute the Assets and to the termination of any Trust Accounts shall be in writing and may be made or given by prepaid telex, telegraph, telecopier, facsimile or electronic transmission.

19.	Headings.

The headings of the Sections and the Table of Contents have been inserted for convenience of reference only and shall not be deemed to constitute a part of this Agreement.

20.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same Agreement.

21.	USA Patriot Act.

Each of the Grantors and the Beneficiaries hereby acknowledges that the Trustee is subject to federal laws, including the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which the Trustee must obtain, verify and record information that allows the Trustee to identify the Grantors and Beneficiaries. Accordingly, prior to opening the Trust Accounts hereunder, the Trustee will ask the Grantors and Beneficiaries to provide certain information including, but not limited to, the Grantors’ and Beneficiaries’ names, physical addresses, tax identification numbers and other information that will help the Trustee to identify and verify the Grantors’ and Beneficiaries’ identity such as organizational documents, certificates of good standing, licenses to do business, or other pertinent identifying information. Each of the Grantors and Beneficiaries agrees that the Trustee cannot open the Trust Accounts hereunder unless and until the Trustee verifies any Grantor’s and Beneficiary’s respective identity in accordance with the Trustee’s CIP.

22.	Required Disclosure.

The Trustee is authorized to supply any information regarding the Trust Accounts and related Assets as required by any law, regulation or rule now or hereafter in effect. Each of the Grantors and the Beneficiaries agrees to supply the Trustee with any required information if it is not otherwise reasonably available to the Trustee.

23.	Representations.

Each Party represents and warrants to the others that it has full authority to enter into this Agreement upon the terms and conditions hereof and that the individual executing this Agreement on its behalf has the requisite authority to bind such Party to this Agreement, and that the Agreement constitutes a binding obligation of such Party enforceable in accordance with its terms.

24.	Successors and Assigns of Trustee.

Any corporation or other company into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other company resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other company succeeding to the business of the Trustee shall be the successor of the Trustee hereunder without the execution or filing of any paper with any Party or any further act on the part of any of the Parties, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

25.	Shareholders Communications Act, Etc.

With respect to securities issued in the United States, the Shareholders Communications Act of 1985 (the “Act”) requires the Trustee to disclose to the issuers, upon their request, the name, address and securities position of the Grantors who are (a) the “beneficial owners” (as defined in the Act) of the issuer’s securities, if the beneficial owner does not object to such disclosure, or (b) acting as a “respondent bank” (as defined in the Act) with respect to the securities. (Under the Act, “respondent banks” do not have the option of objecting to such disclosure upon the issuers’ request.) The Act defines a “beneficial owner” as any person who has, or shares, the power to vote a security (pursuant to an agreement or otherwise), or who directs the voting of a security. The Act defines a “respondent bank” as any bank, association or other entity that exercises fiduciary powers which holds securities on behalf of beneficial owners and deposits such securities for safekeeping with a bank, such as the Trustee. Under the Act, a Grantor is either the “beneficial owner” or a “respondent bank.”

[ ] Each Grantor is the “beneficial owner,” as defined in the Act, of the securities to be held by Trustee hereunder.

[ ] Neither Grantor is the beneficial owner of the securities to be held by Trustee, but each Grantor is acting as a “respondent bank,” as defined in the Act, with respect to the securities to be held by Trustee hereunder.

IF NO BOX IS CHECKED, THE TRUSTEE SHALL ASSUME THAT THE GRANTORS ARE THE BENEFICIAL OWNERS OF THE SECURITIES.

For beneficial owners of the securities only:

[ ] Grantors object

[ ] Grantors do not object to the disclosure of their names, addresses and securities position to any issuer which requests such information pursuant to the Act for the specific purpose of direct communications between such issuer and Grantors.

IF NO BOX IS CHECKED, THE TRUSTEE SHALL RELEASE SUCH INFORMATION UNTIL IT RECEIVES A CONTRARY WRITTEN INSTRUCTION FROM THE GRANTORS.

With respect to securities issued outside of the United States, information shall be released to issuers only if required by law or regulation of the particular country in which the securities are located.

The Grantors agree to disseminate in a timely manner any proxies or requests for voting instructions, other proxy soliciting material, information statements, and/or annual reports that it receives to any other beneficial owners.

26.	Information Sharing.

The Bank of New York Mellon Corporation is a global financial organization that operates in and provides services and products to clients through its Affiliates and Subsidiaries located in multiple jurisdictions (the “BNY Mellon Group”).  The BNY Mellon Group may (i) centralize in one or more Affiliates and Subsidiaries certain activities (the “Centralized Functions”), including audit, accounting, administration, risk management, legal, compliance, sales, product communication, relationship management, and the compilation and analysis of information and data regarding the Grantors and Beneficiaries (which, for purposes of this provision, includes the name and business contact information for the Grantors’ and Beneficiaries’ employees and representatives) and the accounts established pursuant to this Agreement (“Grantors and Beneficiaries Information”) and (ii) use third party service providers to store, maintain and process Grantors and Beneficiaries Information (“Outsourced Functions”).  Notwithstanding anything to the contrary contained elsewhere in this Agreement and solely in connection with the Centralized Functions and/or Outsourced Functions, the Grantors and Beneficiaries consent to the disclosure of, and authorize the BNY Mellon Group to disclose, Grantors and Beneficiaries Information to (i) other members of the BNY Mellon Group (and their respective officers, directors and employees) and (ii) third-party service providers (but solely in connection with Outsourced Functions) who are required to maintain the confidentiality of Grantors and Beneficiaries Information.  In addition, the BNY Mellon Group may aggregate Grantors and Beneficiaries Information with other data collected and/or calculated by the BNY Mellon Group, and the BNY Mellon Group will own all such aggregated data, provided that the BNY Mellon Group shall not distribute the aggregated data in a format that identifies Grantors and Beneficiaries Information with the Grantors and Beneficiaries specifically.  The Grantors and Beneficiaries represent that the Grantors and Beneficiaries (respectively) are authorized to consent to the foregoing.  The Grantors and Beneficiaries also consent to the disclosure of Grantors and Beneficiaries Information to governmental and regulatory authorities in jurisdictions where the BNY Mellon Group operates and otherwise as required by law.

27.	Agency Agreement.

American Hallmark Insurance Company of Texas shall be deemed the agent of the other persons comprising the Beneficiaries hereunder, including for purposes of sending or receiving notices required by the terms and conditions of this Agreement and for purposes of remitting or receiving any monies due any Party.

28.	Specific Performance.

Each of the Parties acknowledges and agrees that the other Parties would be irreparably damaged in the event that any of the provisions of this Agreement were not fulfilled, performed or complied with in accordance with their specific terms or were otherwise breached or violated. Accordingly, each of the Parties agrees that, in such circumstances, the other Parties shall be entitled to an injunction or injunctions to prevent breaches or violations of, the provisions of this Agreement by the other Parties and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in accordance with Section 29 of this Agreement, in addition to any other remedy to which such Party may be entitled, at law or in equity. The Parties further agree that (i) by seeking the remedies provided for in this Section 28, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement, including monetary damages in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 28 are not available or otherwise are not granted and (ii) nothing contained in this Section 288 shall require any Party to institute any action for (or limit any Party’s right to institute any action for) specific performance under this Section 28 before exercising any termination right under Section 11 of this Agreement nor shall the commencement of any action pursuant to this Section 28 or anything contained in this Section 28 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Section 11 of this Agreement or pursue any other remedies under this Agreement that may be available then or thereafter.

29.	Arbitration; Waiver of Trial by Jury.

Unless otherwise provided in this Agreement, any dispute between any Grantor, on the one hand, and any Beneficiary, on the other hand, arising out of this Agreement and not involving the Trustee shall be resolved in accordance with the Arbitration Article of the Reinsurance Agreement.

EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER, THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective officers or other representatives thereunto duly authorized as of the date first above written.

DARAG BERMUDA LTD.
as a Grantor

By:
Name:
Title:

DARAG INSURANCE (GUERNSEY) LIMITED,
as a Grantor

By:
Name:
Title:

AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS,
as a Beneficiary

By:
Name:
Title:

HALLMARK SPECIALTY INSURANCE COMPANY,
as a Beneficiary

By:
Name:
Title:

HALLMARK INSURANCE COMPANY,
as a Beneficiary

By:
Name:
Title:

HALLMARK NATIONAL INSURANCE COMPANY,
as a Beneficiary

By:
Name:
Title:

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

EXHIBIT A

List of Assets Deposited to the Trust Accounts

Cash in an amount equal to $96,693,869 will be deposited into the Trust Accounts collectively, with the respective amounts deposited into each Trust Account as set forth below:

Account Name	Account Number	Assets Deposited
Darag FBO American Hallmark Ins TX	XXXXXXXXXX	$72,693,869
Darag FBO Hallmark Specialty Ins	XXXXXXXXXX	$18,000,000
Darag FBO Hallmark Insurance Co	XXXXXXXXXX	$4,000,000
Darag FBO Hallmark National Ins Co	XXXXXXXXXX	$2,000,000

EXHIBIT B

Form of Withdrawal Notice

[DATE]

The Bank of New York Mellon

240 Greenwich Street

Mailstop: 101-0850

New York, New York 10286

Attention: Insurance Trust

Re:	Withdrawal Notice re: Trust Agreement, dated as of July 31, 2020, by and among (i) DARAG Bermuda Ltd. and DARAG Insurance Guernsey Ltd., as Grantors, (ii) American Hallmark Insurance Company of Texas, Hallmark Specialty Insurance Company, Hallmark Insurance Company and Hallmark National Insurance Company, each, as a Beneficiary and (iii) The Bank of New York Mellon, as Trustee (as amended, supplemented or otherwise modified, the “Trust Agreement”).

We refer to Section 3(a) of the Trust Agreement, and hereby give you notice of our election to withdraw the following Assets from the following Trust Account:

[SPECIFY ASSETS AND TRUST ACCOUNT]

Please deliver such assets to or for the account of the person or entity named below at the address specified below:

[SPECIFY DESIGNEE AND ADDRESS]

Very truly yours,

[BENEFICIARY]

By:
Name:
Title:

EXHIBIT C

Form of Incumbency and Specimen Signature

Authorized Officers of DARAG Bermuda Ltd, as a Grantor

Name                  Signature            Phone Number

_______________      _______________      _______________

_______________      _______________      _______________

_______________      _______________      _______________

Authorized Officers of DARAG Insurance Guernsey Ltd., as a Grantor

Name                  Signature            Phone Number

_______________      _______________      _______________

_______________      _______________      _______________

_______________      _______________      _______________

Authorized Officers of American Hallmark Insurance Company of Texas, as a Beneficiary

Name                  Signature            Phone Number

_______________      _______________      _______________

_______________      _______________      _______________

_______________      _______________      _______________

Authorized Officers of Hallmark Specialty Insurance Company, as a Beneficiary

Name                  Signature            Phone Number

_______________      _______________      _______________

_______________      _______________      _______________

_______________      _______________      _______________

Authorized Officers of Hallmark Insurance Company, as a Beneficiary

Name                  Signature            Phone Number

_______________      _______________      _______________

_______________      _______________      _______________

_______________      _______________      _______________

Authorized Officers of Hallmark National Insurance Company, as a Beneficiary

Name                  Signature            Phone Number

_______________      _______________      _______________

_______________      _______________      _______________

_______________      _______________      _______________

EXHIBIT D

Investment Guidelines

Investment Sectors
Short-term / Cash	- Cash (United States legal tender) and SEC registered money market funds that are rated AAA - Certificates of deposit (issued by a United States bank and payable in United States legal tender)
US Government

U.S. Government for the purpose of this requirement are the following:

- Securities directly issued by the US Treasury.

- Securities 100% defeased with US Treasuries.

- Securities with the full faith and credit of the US Treasury.

- Securities issued by U.S. Government Sponsored Enterprises (“GSE”).

- Residential and Commercial Mortgage Backed Securities (“MBS”) guaranteed by U.S. Government agencies and GSEs.

- All securities must have the same rating as the US Treasury.

Credit (Corporates, Municipals)	Publicly issued corporate bonds, debentures, notes or other forms of debt issued by US corporations. Taxable and tax-exempt US municipal issues are permitted investments.
Prohibited

- Equities

- Techniques such as short selling and use of leverage are prohibited.

- Derivatives (options, futures, etc.) are not to be employed including embedded derivatives but excluding callable bonds.

- Subordinated securities are not eligible collateral.

- Collateralized Debt Obligations are not eligible collateral.

- Derivatives are not eligible collateral.

- Hedging is not permitted.

- Securities lending is not permitted.

- Securities issued by any affiliate of either the Grantors or the Beneficiaries hereunder.

Restrictions and Conventions
Sector Limits	- Cash and SEC registered money market funds that are rated AAA 0%-100% - US Government 0%-100% - US Credit * 0%-75% - US Securitized * 0%-40%
Credit Quality

- All securities must be rated by Moody’s, S&P, or Fitch. All securities must have a minimum rating of at least: A3 by Moody’s, A- by S&P and A- by Fitch at time of purchase.

- In the case of split ratings, the average rating will apply with any half notch rating that results being rounded up to the next rating.

Quality Limits

- Quality Maximum per Issuer

- US Government 100% 100.0%

- AAA 85% 3.0%

- AA 85% 3.0%

- A 65% 2.5%

- * The per Issuer limits apply to Short-Term, US Credit and US Securitized.

- For maximum limit testing, the below A - rated exposures need to be included in the A bucket.

- These quality limits and per Issuer limits are measured quarterly based on current market values.

Rating Downgrade

- In case a security is downgraded so that it breaches a limit or is rated below A3/ A-, the Manager is not necessarily required to dispose of all or part of the investment immediately.

- The aggregate amount of securities downgraded to BBB is not allowed to exceed 5%. Sub-investment grade securities must be sold. These rating limits are measured daily.

Base Currency	- All assets must be denominated in US Dollars.
Issuer limitations

- Issuer limits are based on the collateral pool for securitized instruments.

- For issuers with multiple ratings on their debt issuance, established limits will apply for each ratings bucket with the cumulative total not to exceed the limit of the highest rated level of debt.

Asset Limitations	- No single invested asset amount shall exceed $100,000,000.00

SCHEDULE I

List of Trust Accounts

Account Name	Account Number
Darag FBO American Hallmark Ins TX	XXXXXXXXXX
Darag FBO Hallmark Specialty Ins	XXXXXXXXXX
Darag FBO Hallmark Insurance Co	XXXXXXXXXX
Darag FBO Hallmark National Ins Co	XXXXXXXXXX